UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

Cartesian, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34006 (Commission File Number)	48-1129619 (I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302

Overland Park, Kansas 66210

(Address of principal executive office)(Zip Code)

(913) 345-9315

(Registrant’s telephone number, including area code)

The Management Network Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 18, 2014, stockholders of The Management Network Group, Inc. (n/k/a Cartesian, Inc.) (the “Company”) approved a proposal to amend the Company’s Amended and Restated 1998 Equity Incentive Plan (the “Equity Plan”) to include an expanded list of business criteria available for establishment of performance goals for awards under Section 162(m) of the Internal Revenue Code. The Equity Plan was further revised on June 18, 2014 to reflect the change in the name of the Company to Cartesian, Inc.

A copy of the Equity Plan, as amended, is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On June 17, 2014, the Compensation Committee of the Board of Directors of the Company approved an incentive compensation award for 2014 for Susan M. Simmons, the Company’s Chief Operating Officer and Head of Global Delivery. Pursuant to the award, Ms. Simmons may earn a cash bonus of up to $300,000 based upon achievement of financial and qualitative business objectives in fiscal year 2014. The amount of the award earned will be determined by the Compensation Committee after the end of fiscal year 2014 based upon its evaluation of performance and the recommendation of the Chief Executive Officer.

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2014, the Company filed with the Delaware Secretary of State a certificate of amendment to Article I of the Company’s Certificate of Incorporation to change the Company’s name to Cartesian, Inc., effective upon filing. The amendment was approved by the stockholders at the 2014 annual meeting of stockholders. A copy of the amendment to the Certificate of Incorporation is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Effective June 18, 2014, the Company’s Amended and Restated Bylaws (the “Bylaws”) were amended to reflect the change of the Company’s name to Cartesian, Inc. A copy of the Bylaws, as amended, is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.07           Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on June 18, 2014. At the meeting, the Company’s stockholders voted on six proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2014 and the Company’s supplement to the proxy statement filed with the Securities and Exchange Commission on May 9, 2014.

Proposal 1

At the meeting, the stockholders elected Robert J. Currey, A. Reza Jafari, Donald E. Klumb, Micky K. Woo and Peter H. Woodward to serve as Directors for a term of one year expiring at the 2015 annual meeting of stockholders and until their successors are elected and qualified or their earlier death, resignation or removal. The tabulation of votes with respect to the election of directors was as follows:

Name	For	Withheld	Broker Non-Votes
Robert J. Currey	5,222,056	380,862	0
A. Reza Jafari	5,207,731	395,187	0
Donald E. Klumb	5,292,467	310,451	0
Micky K. Woo	5,202,374	400,544	0
Peter H. Woodward	5,235,122	367,796	0

Proposal 2

At the meeting, the stockholders approved on an advisory basis the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the 2014 annual meeting of stockholders. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
5,555,905	46,884	129	2,024,811

Proposal 3

At the meeting, the stockholders approved an amendment of the Company’s Equity Plan to include an expanded list of business criteria available for establishment of performance goals for Section 162(m) awards. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
5,505,225	97,418	275	2,024,811

Proposal 4

At the meeting, the stockholders approved the amendment of Article I of the Company’s Certificate of Incorporation to change the name of the Company to Cartesian, Inc. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
7,475,397	131,343	20,989	0

Proposal 5

At the meeting, the stockholders approved, in accordance with NASDAQ rules, the future issuance of shares of common stock by the Company pursuant to (1) the incentive warrant issued to Elutions, Inc., (2) the anti-dilution provisions in warrants issued to Elutions, Inc. and (3) the exercise of certain purchase rights and preemptive rights granted to Elutions, Inc. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
4,967,152	23,435	612,331	2,024,811

Proposal 6

At the meeting, the stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2015. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstentions	Broker Non-Votes
7,623,594	4,106	29	0

Item 7.01           Regulation FD

On June 18, 2014, the Company issued a press release announcing the change of the Company’s name to Cartesian, Inc. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth in such filing.

Item 9.01           Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, as amended.

3.2	Amended and Restated Bylaws (as amended to reflect the change in corporate name)

10.1	Amended and Restated 1998 Equity Incentive Plan, as amended.

99.1	Press Release dated June 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN, INC.

By:	/s/ Donald E. Klumb
Donald E. Klumb Chief Executive Officer, President and Chief Financial Officer

Date: June 18, 2014

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation, as amended.

3.2	Amended and Restated Bylaws (as amended to reflect the change in corporate name)

10.1	Amended and Restated 1998 Equity Incentive Plan, as amended.

99.1	Press Release dated June 18, 2014.